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EXHIBIT 10.5


SUB-LEASE AGREEMENT


THIS AGREEMENT, made this 17 day of July, 2001, between Danka Office Imaging Company, a Delaware corporation, successor-in-int&est to Danka Industries, Inc., ("SubLessor"), and NatureWell, Inc., a California corporation ("Sub-Lessee").

WITNESSETH

WHEREAS, on or about December 20, 1995, MKC, Inc. and Sub-Lessor entered into a Lease Agreement (the "Lease"). A copy of the Lease is attached as Exhibit "A". Pursuant to the Lease, Sub-Lessor leased the premises located at 4797 Ruffner Street, San Diego, California (the "Premises"). MKC's interest in the Premises has been assigned to Milton Gottlieb, as Trustee ("Lessor").

WHEREAS, Sub-Lessor and Sub-Lessee desire to enter into this Sub-Lease Agreement whereby Sub-Lessor will sublease the entire Premises to Sub-Lessee, in accordance with the terms and conditions referenced below:

1. Use. Sub-Lessee's shall use the Premises for the sale and distribution of health care products, or for any other purpose that complies with the use provision in the Lease.

2. Term. The Term of this Sub-Lease shall commence on August 13, 2001 (the "Commencement Date") and shall terminate on February 28, 2006 (the "Termination Date"). In the event Sub-Lessor fails to deliver possession of the Premises to Sub-Lessee by August 31, 2001, this Sub-Lease shall not be void or voidable; however, Sub-Lessee shall not be obligated to begin paying rent until the date that the Premises is delivered to Sub-Lessee.

3. Monthly Rent. Sub-Lessee agrees to pay Sub-Lessor monthly rent of Eighteen Thousand One Hundred Thirty-Six Dollars ($18,136.00), plus sales tax, if applicable. Rent shall escalate 2 1/2% on each anniversary date. Such monthly payments shall be due and payable on the first day of each and every month of the term, in advance. Sub-Lessee shall deposit the first month's rent payment at execution hereof Monthly payments shall be delivered to Sub-Lessor at 10701 Danka Way North, St. Petersburg, Florida 33716, Attn: Real Estate Accounts Payable, or to such other place as Sub-Lessor may designate from time to time in writing.

4. Security Deposit. Sub-Lessee shall deposit with Sub-Lessor upon execution hereof Fifty Thousand Dollars ($ 50,000.00) as security for Sub-Lessee's faithful performance of Sub-Lessee's obligations hereunder. If Sub-Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sub-Lease, Sub-Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sub-Lessor may become obligated by reason of Sub-Lessee's default or to compensate Sub-Lessor for any loss or damage which Sub-Lessor may suffer thereby. If Sub-Lessor so uses or applies all or any portion of said deposit, Sub-Lessee shall within ten (10) days after written demand therefore deposit cash with Sub-Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sub-Lessee's failure to do so shall be a material breach of this Sub-Lease. Sub-Lessor shall not be required to keep said deposit separate from its general accounts. If Sub-Lessee performs all of Sub-Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sub-Lessor, shall be returned, without payment of interest or other increment for its use, to Sub-Lessee at the expiration of the term hereof, and after Sub-Lessee has vacated the Premises. No trust relationship is created herein between Sub-Lessor and Sub-Lessee with respect to said Security Deposit. So long as Sub-Lessee is not in default of this sublease, the security deposit shall decline by 20% at each anniversary date, but in no event shall ever be less than two (2) months rent.

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5. Sub-Lessee's Default. In the event of Sub-Lessee's default of any of the terms and conditions of this Sub-Lease, Sub-Lessor shall give written notice of said default to Sub-Lessee and Sub-Lessee shall have the opportunity to cure said default. The time limitations involving Sub-Lessee's opportunity to cure said default shall be consistent with the time limitations applicable to Sub-Lessor under the Lease.

6. Sub-Lessor's Default. Sub-Lessor warrants that it is not currently in default of the Lease.

7. Expenses. Excepting taxes and insurance, Sub-Lessee shall pay to Sub-Lessor all other amounts which Sub-Lessor is obligated to pay pursuant to the Lease, including but not limited to utilities, repair obligations, etc.

8. Brokers. Sub-Lessor and Sub-Lessee acknowledge that CB Richard Ellis and Perry & Associates are the only brokers involved in this transaction.

9. Financial Information. Sub-Lessee hereby authorizes Sub-Lessor to obtain financial information on the Sub-Lessee and Sub-Lessee agrees to provide such information as is reasonably requested by Sub-Lessor.

10. "As-Is". Sub-Lessee takes the premises "AS IS" condition on the Commencement Date;(however, Sub-Lessor represents and warrants that the HVAC, electrical and plumbing systems are in good working order). Sub-Lessor also represents that the roof is in good repair, and that there are no leaks or structural damage. Sub-Lessor will make repairs to the roof that exists prior to the date of this Sub-Lease, and for a period of one (1) year from the date of occupancy. There are no warranties, representations or guarantees other than those contained herein.

11. Covenants of Sub-Lessee. Except as specifically stated otherwise herein, Sub-Lessee agrees to comply with all obligations of "Lessee" under the Lease, as amended.

11. Attorney's Fees. In case suit shall be brought by any party for the breach of the provisions of this Sub-Lease the prevailing party shall recover from the non-prevailing party all costs and reasonable attorneys' fees incurred by the prevailing party, including those incurred on appeal.

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12. Signage. Sub-Lessor grants to Sub-Lessee any signage rights that Sub-Lessor has been granted in the Lease.

13. Notice Address:

Notice to Sub-Lessor at:
Danka Office Imaging Company
11201 Danka Circle N
St. Petersburg, FL 33716
Attn: General Counsel

With a copy to:
Danka Office Imaging Company
11201 Danka Circle N
St. Petersburg, FL 33716
ATTN: Director Real Estate Department
Notice to Sub-Lessee at:
The Sub-Lease Premises
ATTN: Dr. Donald Brucker
In the Presence of: DANKA OFFICE IMAGING COMPANY



("Sub-Lessor")                         ("Sub-Lessor")

/s/ Illegible                          By: /s/ Illegible
------------------                         ------------------
Witness                                Title: CFO

                                       NATUREWELL, INC.
                                       ("Sub-Lessee")


/s/ Illegible                          By: /s/ Donald Brucker
------------------                         -------------------
                                       Title: Pres.
                                           -------------------

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                                       LANDLORD CONSENT:

                                       MILTON GOTTLIEB, as Trustee of
                                       The Milton and Pat Gottlieb Trust

/s/ Illegible                          By: /s/ Milton Gottlieb
------------------                         -------------------
                                       Milton Gottheb, Trustee

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ADDENDUM TO SUB-LEASE AGREEMENT
                                                               Dated:  07/17/01
SUB-LESSOR RESPONSIBILITIES:

     During the term of this Sub-Lease Agreement, provided Sub-Lessee is not in material default under this Sub-Lease Agreement beyond any applicable cure period, Sub-Lessor shall make all payments due from Tenant/Lessee to Lessor (currently Milton Gottlieb, Trustee), under the Lease (defined in the Sub-Lease Agreement), on or before the date such payments are due. In the event SubLessee is in material default under this Sub-Lease, beyond any applicable cure period, Sub-Lessor shall not have any obligation to Sub-Lessee to make payments due under the lease until such time as the default is cured.

Sub-Lessor recognizes that failure to make timely payments due to the Lessor under the Lease may cause late charges and default interest, and potentially attorneys fees and other costs, to accrue and be payable to the Lessor, which Sub-Lessor will pay. Sub-Lessor further acknowledges that failure to make timely payments to the Lessor as required under this Addendum and the lease may lead to termination of the lease, with significant damage to Sub-Lessee, for which Sub-Lessor will be responsible to Sub-Lessee.

This Addendum to the Sub-Lease Agreement between Danka Office Imaging Company and NatureWell, Inc., which Sub-Lease Agreement is dated ______________, 2001 incorporates all of the terms, not inconsistent herewith, of the Sub-Lease Agreement as if they were set forth herein. In the event of any discrepancy between the Sub-Lease Agreement and this Addendum, the provisions of this Addendum shall control.

Dated:  7/23/01   DANKA OFFICE IMAGING COMPANY ("Sub-Lessor")

By:   /s/ R. Davis
Name:     R. Davis
Title:    CFO

Dated:  7/17/01         NATUREWELL, INC. ("Sub-Lessee")

By:   /s/ Donald Brucker
Name:     Donald Brucker
Title:    President

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"EXHIBIT A"
LEASE AGREEMENT


This Lease is made this 20th day of December 1995, by and between MKC, Inc., a Florida Corporation ("Lessor") and Danka Industries, Inc., a Florida Corporation ("Lessee").

WITNESSETH

1. LEASE PROPERTY; TERM. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the real property, including the building and other improvements thereon, as described in Exhibit "A", attached hereto and made a part hereof (hereinafter collectively referred to as the "Premises") which
Premises have a street address of     4797 Ruffner Street, San Diego, CA and
consists of approximately 18,136 square feet, to be used as an office building, show rooms and warehouse for the sale of business supplies and may be used for any other lawful business and related incidental purposes, for a term of ten
(10) years, beginning as of March 1, 1996 and ending on the 28th day of February, 2006 (the "Term").

2. BASE RENT. Lessee agrees to pay to Lessor Two Hundred Thousand Dollars ($200,000.00), as the base rent for the first year of the Term, equaling as monthly payments of Sixteen thousand six hundred sixty-six and 67/00 dollars, ($16,666.67) each, plus sales tax, except for the first and last monthly payments which shall be prorated based on the number of days in the month (the "Base Rent"), if applicable. An Annual Escalator of 1 1/2% will be added after each twelve (12) month period. Such monthly payments shall be due and payable on the first day of each and every month of the Term, in advance, except that the first monthly payment shall be due on the date hereof. Monthly payments shall be delivered to Lessor at P.0. Box 7697, St. Petersburg, Florida 33734, or to such other place as Lessor may designate from time to time in writing.

3. ADDITIONAL CHARGES. In addition, Lessee shall pay to Lessor all charges and expenses required to be paid by Lessee under this Lease, hereinafter referred to as "Additional Charges" not as Rent but as reimbursement or payment for expenses, as the case may be. This is a net lease with all expenses of the property paid by the Lessee.

4.     INSURANCE.

(A) During the period in which this Lease is in effect, the Lessee shall, at its sole cost and expense, carry and maintain:

(I) Fire and extended coverage insurance covering the Premises against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by policies commonly known as "Extended Coverage Policies" for the benefit of Lessor and Lessee, in an amount not less than one hundred percent (100%) of the full replacement cost of all improvements and buildings on the Premises, without deduction for depreciation, which sum is agreed and stipulated by the parties hereto to be Dollars ($ 1,500,000.00) as of the commencement date of this Lease and which sum shall be reviewed annually by the parties and adjusted on the anniversary date hereof to reflect any fluctuations in the replacement value as may be mutually agreed to, subject to the advice and consent of the insurance company providing the coverage.

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(B)    During the period in which this Lease is in effect, the Lessee shall, at its sole cost and expense, carry and maintain:

(I) Public liability insurance, insuring the Lessee and Lessor against liability for injury or damage to persons or property occurring in or about the Premises, arising out of the ownership maintenance, use or occupancy thereof. Such insurance shall provide coverage in an amount of not less than $1,000,000 for personal injury or death to any one person, $1,000,000 for personal injury or death of two or more persons, $1,000,000 for property damage and $5,000,000 under umbrella coverage.

(II) Contents and personal property insurance for all equipment, furniture, fixtures and improvements located on the property belonging to the Lessee or otherwise.

(C) Deductibles under the foregoing policies shall not exceed amounts, which are commercially reasonable and acceptable to the Lessor and Lessee. The parties shall furnish and provide each other with original copies of such policies and receipts showing timely payment of premiums. All such policies shall contain provisions providing thirty (30) days' notice to each party prior to cancellation.

5)     PAYMENT OF TAXES.

(A) During the period in which this Lease is in effect, Lessee shall timely pay (I) all real estate taxes imposed on the Premises and the annual installments under any general or special assessment with respect to the Premises (collectively the "Real Estate Taxes") directly, or at Lessor's option, by reimbursing Lessor within fifteen (15) days of Lessee receiving evidence of Lessor's payment; and (II) all sales and use taxes imposed as the result of the business conducted on the Premises; and (III) all personal property taxes assessed against personal property situated thereon.

(B) Lessee shall have the right at its expense, in Lessor's or Lessee's name to contest any Real Estate Taxes provided the same operates to suspend collection or prevents the sale of the Premises to satisfy the same. Lessee may pay such Real Estate Taxes under protest.

(C) Lessee shall have the right to endeavor to obtain a lowering of the assessed valuation of the Premises or the improvements thereon, at its own cost and expense.

(D)    Real Estate Taxes for which Lessee is liable hereunder imposed on the
Premises shall     be prorated between the parties for the initial year of the term based on the actual Real Estate Taxes imposed and shall be prorated during the calendar year in which the Lease terminates based on the taxes for the preceding calendar year if the then current year's Real Estate Taxes are not known.

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6.     ACCEPTANCE, MAINTENANCE AND REPAIRS.

(A) Lessee has inspected the Premises, is aware of the condition thereof, and accepts the same in its present condition subject to the representations of the Lessor with respect to such condition.

(B) Lessee shall maintain, repair and make necessary replacements of the roof and structural elements on the building constituting of the Premises. All other elements including but not limited to the plumbing, electrical, HVAC and other elements serving the Premises shall be maintained by the Lessee at the Lessee's expense.

(C) Except as set forth in Paragraph (B) above, Lessee shall maintain the Premises in good condition and promptly make at its expense all needed repairs of any kind.

(D) Upon the surrender of the Premises, Lessee shall deliver the Premises broom clean, in the same condition as it is on the date hereof, ordinary wear and tear excepted.

7. UTILITIES. Lessee shall pay all utilities associated with the use and occupancy of the Premises, including but not limited to all charges for electricity, gas, telephone service, fuel, water and trash removal.

8. STRUCTURAL ADDITIONS; REMOVAL OF FIXTURES. Lessee shall make no structural alterations or additions to the Premises without the prior written consent of Lessor, which shall not be unreasonably withheld or delayed. All buildings, repairs, alterations, additions, improvements, installations and any other fixtures by whomsoever installed or erected (except such business trade fixtures and equipment belonging to Lessee as can be removed without damage to or leaving incomplete the Premises or any portion thereof) shall belong to Lessor and remain on and be surrendered with the Premises as a part thereof at the expiration of this Lease.

9. LESSOR'S RIGHT TO INSPECT PREMISES; ADVERTISING. Lessor, at all reasonable times during business hours and after prior notice to Lessee, may enter and inspect the Premises and do anything that Lessor may be entitled or required to do hereunder. During the last one hundred twenty (120) days prior to the expiration of the Lease, Lessor may display "for rent" signs at and show prospective lessees any and all locations constituting a part of the property, subject to the foregoing standards of access set forth above.

10. OPTION TO RENEW. The Lessee shall have the option to renew this Lease for an additional term of Five (5) years on the same terms and conditions herein with the Rent payment to be determined and mutually agreed upon by both parties. Lessee shall exercise the option to renew by providing written notice to the Lessor ninety (90) days prior to the expiration of the initial term hereof.

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11.    WAIVER OF SUBROGATION. Subject to the prior consent of the respective insurors of Lessor and Lessee, each of the parties hereto does hereby release the other from all liability for damage due to any act or neglect of the other party (except as herein after provided) occurring to the Premises or other property owned by said parties, which is or might be incident to or the result of a fire or any other casualty for which the owner is insured against loss therefrom at the time of such damage; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton , or premeditated negligence of either of the parties hereto. The waiver under this Section 11 shall be of no effect unless the insurance policies covering the respective property of the parties contain an appropriate provision consenting to the release from liability herein contained.

12.    DAMAGE BY CASUALTY.

(A) In case, during the period in which this Lease is in effect, the Premises or a substantial portion thereof shall be destroyed or shall be so damaged by fire or other casualty as to become untenantable, then in such event at the option of the Lessor, the Lessee shall immediately surrender the Premises and all interest therein to Lessor and the Term shall cease, and Lessee shall pay Rent and perform its other obligations hereunder only to the time of such surrender; provided, however, that Lessor shall exercise such option to so terminate this Lease by notice in writing delivered to the Lessee within sixty (60) days after such damage or destruction. In case the Lessor elects not to terminate this Lease, then this Lease shall continue in full force and effect and the Lessor shall repair, rebuild or replace the damaged buildings or other improvements within one hundred eighty (180) days of the date of written approval to commence reconstruction of the damaged buildings by the insurance company insuring the property and issuance of building permits by the appropriate governmental agencies, or the Lessee shall have the right to terminate this Lease by written notice to the Lessor and the Term shall immediately thereafter cease. The Lessor shall rebuild and replace the premises, utilizing the insurance proceeds payable as a result of the damage and destruction, to as good a condition as such premises were prior to the casualty. The Lessor shall bear the cost of any portion of such repair; replacement or rebuilding that is not covered by such insurance, including without limitation the deductible and the amount of any costs in excess of the limits of insurance coverage. Rent shall abate during the period of untenantability and the term of the Lease shall be extended, at the option of the Lessee, for the period of time the premises are untenantable. Regardless of whether the Lease is terminated, Lessee shall cause all its rubbish, debris, merchandise, furniture, equipment and other of its personal property to be removed from the Premises within thirty (30) days after the request of the Lessor subject to the consent and approval of the appropriate governmental agencies and the insurance companies. The Lease shall commence and the Lessee shall re-occupy the premises upon issuance of a new certificate of occupancy after reconstruction.

(B) If the Premises shall be but slightly damaged by fire or other casualty, so as not to render the Premises or a substantial portion thereof untenantable and unfit for occupancy, then the Lessor shall repair the same with all reasonable promptness, in a manner which will minimize any inconvenience to the business operation of Lessee, and in that case, the Rent shall abate proportionately to that amount of space which is untenantable until such time as same shall have been restored and repaired.

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13.    EMINENT DOMAIN.

(A) If the Premises or any substantial portion thereof shall be taken by any competent authority under the power of eminent domain or acquired for any public or quasi-public use or purpose, while this Lease is in effect, the then current Term or any renewal term shall cease and terminate upon the date when the possession of said Premises or such portion thereof so taken shall be required for such use or purpose and Lessee shall have a claim against the award for that portion of the award specifically related to the termination of Lessee's leasehold interest and any damage for business interruption and similar claims.

(B) If less than a substantial portion of the Premises shall be taken in the manner aforesaid, this Lease shall continue in full force and effect with respect to the remaining portion of the Premises, but shall cease and the parties shall have the right as aforesaid with respect to the portion so taken; provided, however, the Base Rent (but not Additional Charges) shall be reduced in proportion to such taking. If the parties are unable to agree with respect to such reduction, an independent appraiser shall be appointed to make such determination. If the parties are unable to agree on an independent appraiser, each shall appoint its own independent appraiser and the Base Rent reduction shall be the average (arithmetic mean) of the reductions suggested by such appraisers.

(C) If either of the events set forth in Paragraphs (A) and (B) above shall occur, Rent shall be apportioned or adjusted as the case may be, as of the date of such taking. No compensation shall be payable by the Lessor to the Lessee for the right of cancellation under Paragraph (A) or (B) and the Lessee shall have no right to share in the condemnation award or in any judgment for damages caused by the taking, except as set forth in Paragraph (A) above. Nothing in this paragraph shall preclude an award being made to Lessee for loss of business or depreciation to and cost of removal of equipment or fixtures.

14.    INDEMNIFICATION.

(A) Lessee agrees to defend, indemnify and hold harmless Lessor, and his respective agents, and all of his heirs, legal representatives, successors and assigns from and against any and all claims, demands, actions, causes of action, losses, damages, liability or expenses, whether occurring prior to, on or after this date, arising out of any incident, event, occurrence, condition or matter relating to or affecting (I) the operations or business conducted on the Premises or any portion thereof by Lessee, (II) any injury to or death of any person while such person is or was working on the Premises, or visiting, entering or passing through or near the Premises, while the Premises, or the applicable portion thereof is or was under the control of Lessee, (III) any property located on or near the Premises, while the Premises or the applicable portion thereof is or was under the control of Lessee, (IV) any agent, employee, invitee, licensee, contractor or subcontractor of Lessee.

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(B)    The defense and indemnity obligations set out herein are intended to be full, complete and all-inclusive and include attorneys' fees and litigation expenses.

(C) Notwithstanding the foregoing, Lessee shall not be obligated to defend, indemnify and hold harmless the foregoing indemnified parties with respect to matters relating to Lessor's repair or replacement obligations with respect to the Premises be provided in Paragraph 6 hereof and any loss, damages or injury flowing there from or from the negligence of the Lessor, its agents or employees otherwise on or about the Premises.

15. SUBORDINATION. Lessee agrees that unless otherwise requested by Lessor, this Lease shall be subordinate to any mortgage or deed of trust placed on the Premises after the date hereof, provided, however, that the Lease shall not be so subordinated unless such mortgage or deed of trust contains a provision pursuant to which the rights of the Lessee hereunder shall be recognized by the trustee or holder of the deed of trust in the event of a foreclosure or similar event with respect to the Premises, if Lessee is not in default hereunder. Upon request of Lessor, Lessee shall execute such estoppel certificates, subordination agreements and similar documents as are requested by Lessor, which reflect the foregoing.

16. ASSIGNMENT. The Lessee may not assign this Lease or sublease, all or any portion of the Premises, without the prior consent of Lessor, the Lessee shall remain liable for all obligations hereunder unless specifically released by the Lessor in writing.

17. COVENANT TO YIELD PROPERTY; HOLDING OVER. Lessee covenants that at the expiration of the Term, or renewal thereof, Lessee will peaceably yield up the Premises to the Lessor. If Lessee continues in possession of the Premises with the consent of Lessor, after the expiration of all renewal terms, Lessee shall be deemed to be a month to month tenant subject to the remaining terms hereof.

18. PUBLIC REQUIREMENTS; PEACEABLE ENJOYMENT. If Lessee performs its obligations, as set forth herein, it shall and may peaceably have, hold and enjoy the Premises during the Term and any renewal thereof. Lessee shall comply with all laws, orders, ordinances, and other public requirements now or hereafter affecting the Premises or the use thereof by the Lessee.

19. MEMORANDUM OF LEASE. The parties agree, upon the request of either party, to execute a suitable memorandum of lease setting forth a summary of the rights herein contained, and to record such document in the public records of the County and State of Texas in which the premises are situate.

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20.    DEFAULTS AND REMEDIES. In the event that: (I) Lessee fails to make any payment of Rent or Additional Charges on their respective due dates; (II) fails to comply with any other term, provision, condition, or covenant of this Lease;
(III) Lessee deserts or vacates the premises; (IV) any petition is filed by or against Lessee under any section or chapter of the Federal Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; (V) Lessee becomes insolvent or makes a transfer in fraud of creditors; (VI) Lessee makes an assignment for the benefit of creditors; or
(VII) a receiver is appointed for Lessee or any of the assets of Lessee; then in any of such events, Lessee shall be in default if such event is not cured within fifteen (15) days of the due date of any payments required to be made from the Lessee to the Lessor or within thirty (30) days of the date of receipt of written notice from the Lessor to the Lessee for non-monetary default events and, Lessor shall have the option to do any one or more of the following in addition to and not in limitation of any other remedy permitted at law or in equity:

(A) To enter upon the Premises or any part thereof either with or without process of law, and to expel, remove and put out Lessee or any other persons who might be thereon, together with all personal property found therein, provided, however, that no such re-entry or taking possession of the Premises shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee.

(B)    To terminate this Lease.

(C) From time to 'time, without terminating this Lease, to rent or attempt to rent the Premises or any part thereof for such term or terms (which may be for a term extending beyond the applicable term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. At the option of Lessor, rents received by Lessor from such reletting, if any, shall be applied first to payment of any costs and expense of such relenting, including but not limited to attorneys' fees, advertising fees and brokerage fees; second, to the payment of Rent due and payable hereunder, and if after applying said rentals, if any, there is any deficiency in the Rent to be paid by Lessee under this Lease, Lessee shall pay any such deficiency to Lessor and such deficiency shall be calculated and collected by Lessor monthly. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach and default.

(D) Lessor and the Lessee shall have the right and remedy to seek redress in the courts at any time to correct or remedy such default of Lessee or the Lessor by injunction or otherwise, without such resulting in or being deemed a termination of this Lease.

(E) Lessor, whether this Lease has been terminated or not, shall have the absolute right by court action or otherwise, to collect any and all amounts of unpaid Rent or any other sums due from Lessee to Lessor under this Lease.

(F)    To advance any amount owed by Lessee hereunder for a period of thirty
(30) days after written request for payment has elapsed on its behalf and to recover the same from Lessee, including arbitration costs or awards, attorney's fees, court costs and any other miscellaneous expenses.

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(G)    In the event the Lessee fails to make timely rent payments or other sums due the Lessor hereunder, then and in that event the Lessee shall pay the Lessor a late penalty of five (%5) thereafter is late or otherwise fails to make timely payment to the Lessor of rent or other sums due during such year.

21. WAIVER. The rights and remedies of the Lessor under this Lease, as well as those provided or accorded by law or in equity, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law or in equity. A waiver by Lessor of any breach or breaches, or default or defaults of Lessee hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach, and it is agreed that the acceptance by Lessor of any installment of rent subsequently to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of Lessee to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by Lessor after the termination in any way of this Lease shall reinstate, continue or extend the Term above demised.

22. NOTICES. Any notice hereunder shall be sufficient if sent by registered or certified mail, return receipt requested, addressed to Lessor at its primary office MKC, Inc., 10103 9th Street North, Suite A, St. Petersburg, Florida 33716 or to Lessee at 11201 Danka Circle, N., St. Petersburg, FL 33716 ATTN:
President and a copy to the Premises. Notice sent in such manner shall be deemed effective and delivered when sent. Notice by any other method shall be deemed effective and delivered when received.

23. CALIFORNIA LAW. This Agreement shall be subject to and construed under the laws of the State of California.

24. SEVERABILITY. The invalidity or unenforceability of all or any part of any section of this Lease shall not affect or impair the validity of any other part of said section or any other section. In the event that a court having jurisdiction finds any provision to be unreasonable, such provision shall be enforced to the maximum extent that the court finds reasonable.

25. ATTORNEYS' FEES. In the event of any litigation concerning any matter relating to this Lease, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs including paralegal fees from the losing party on both the trial and appellate levels and in any Bankruptcy or Creditor's proceedings.

26. LESSOR CONSENTS. Whenever Lessor has the right to consent to any action or matter set forth in this Agreement, Lessor's consent shall not be unreasonably withheld and delayed.

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27.    HAZARDOUS SUBSTANCES WARRANTY. As inducement to the Lessee to enter into this Lease and so as to establish liability and obligation therefore, the Lessor makes the warranties, promises, and covenants stated in Paragraph (A) hereof. In reliance on such warranties, promises and covenants, the Lessee warrants, promises and covenants with the Lessor as provided in Paragraph (B) hereof.

(A)    Premises; with Laws and Regulations.
The Lessor hereby warrants, represents, covenants and agrees to and with the Lessee, that prior to the commencement of this Lease all operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, by Lessor and any tenant, subtenant or occupant of the Premises, or any portion thereof was in all respects in compliance with all state, federal and local laws and regulations governing or in any way relating to the generation, handling, manufacturing, treatment, discharge, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials or wastes listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part
302) and amendments thereto, or such substances, materials or wastes otherwise regulated under any applicable local, state or federal law ("Hazardous Substances"); and that neither Lessor nor any other tenant, subtenant or occupant of the Premises, or any portion thereof was at any time engaged in or permitted any dumping, discharge, disposal, spillage or leakage (whether legal or illegal, accidental or intentional) of such Hazardous Substances at, on, in or about the Premises, or any portion thereof.

(B) Compliance with laws and Regulations by Lessee. Lessee hereby represents, warrants, covenants and agrees to and with Lessor that all operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, by Lessee and any tenant, subtenant or occupant of the Premises, or any portion thereof, shall throughout the term of this Lease be in all respects in compliance with all state, federal and local laws and regulations governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, or wastes listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials or wastes otherwise regulated under any applicable local, state or federal law ("Hazardous Substances"); and that neither Lessee nor any other tenant, subtenant or occupant of the Premises, or any portion thereof will at any time engage in or permit any dumping, discharge, disposal, spillage or leakage (whether legal or illegal, accidental or intentional) of such Hazardous Substances, at, on, in or about the Premises or any portion thereof.

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28.    BINDING EFFECT; ENTIRE AGREEMENT; PRIOR AGREEMENTS SUPERSEDED. This
Lease shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns, and shall also inure to the benefit of the parties indemnified under Section 14. This Agreement constitutes the entire agreement of the parties with respect to the subject matter herein contained and supersedes all prior agreements whether written or oral, and no modification shall be binding upon the parties unless evidenced by a writing signed by Lessor and Lessee.

IN WITNESS WHEREOF, the said parties have executed this Lease as of the date first set forth above.


Witnesses:                             LESSOR
                                       MKC, INC.
      /s/ Illegible
          ---------
                                       By: /s/ Daniel M. Doyle, Jr.
                                           -----------------------
                                       Its: Vice President
                                       Date: 1/2/96
                                       Federal I.D. #

                                       LESSEE:
                                       DANKA INDUSTRIES, INC.
      /s/ Illegible
          ---------
                                       By: /s/ Paul Natale
                                           ----------------------
                                       Its: Paul Natale, Vice
                                       President
                                       Date: 12/20/95
                                       Federal I.D. #

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AGREEMENT

THIS AGREEMENT, made this day of December 1995, by and between Danka Industries, Inc. (hereinafter referred to as "Danka") and James B. Rogers and Ruth P. Rogers, trustees of the Rogers trust dated May 15, 1995 (hereinafter referred to as the "Trustees").

WHEREAS, Trustees are owners of real property located at 4797 Ruffner Street, San Diego, California (the "Property")

WHEREAS, Danka wishes to use a portion of the property for storage space (the "Warehouse"); and

WHEREAS, Trustees have agreed to allow Danka to use the warehouse for storage space; it

AGREED, for and in consideration of the sum of Ten Dollars ($ 10.00) and other good and valuable considerations, by and between the parties hereto, as follows:

1. Trustees will allow Danka to use the warehouse for storage purposes.

2. Danka will indemnify and release the trustees from any and all liability regarding damage or theft to Danka's property.

3. Danka will provide insurance coverage for the material stored at the warehouse, and will name Trustees as additional insurers on the policy.

4. Trustees will not provide Danka with keys to the warehouse. Rather, if Danka needs access to the warehouse; the Trustees will meet Danka representatives at the property at a reasonable time to give Danka access to the property.

5. This agreement shall terminate on the date that Joann E. Barger closes on the purchase of the property from Trustees.

                                       DANKA INDUSTRIES, INC.

                                       By: /s/ Illegible, VP
                                           --------------------
                                       It's Authorized Agent


                                       /s/ James Rogers
                                       ------------------------
                                       James B. Rogers, trustee


                                       /s/ Ruth Rogers
                                       ------------------------
                                       Ruth R. Rogers, trustee


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